UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 10, 2016
Date of Report (date of earliest event reported)

GIGPEAK, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35520	26-2439072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

130 Baytech Drive
San Jose, CA 95134
(Address of principal executive offices)

(408) 522-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 10, 2016, GigPeak, Inc. (the “Company”) entered into an underwriting agreement (the ”Underwriting Agreement”) with (a) Avi Katz, Andrea Betti-Berutto, Raluca Dinu Darren Ma, Joseph J. Lazzara John Mikulsky, Neil J. Miotto, Frank Schneider and Kimberly D.C. Trapp (collectively, the “O/D Selling Stockholders”), (b) Investcorp Technology Ventures II, L.P. (Delaware), Investcorp Technology Ventures II, L.P. (Cayman), and ITV II (II), L.P. (collectively the “Investcorp Selling Stockholders” and collectively with the O/D Selling Stockholders, the “Selling Stockholder”) and (c) Cowen and Company, LLC, Raymond James & Associates, Inc. and Needham & Company, LLC (collectively, the “Underwriters”) relating to (i) a public primary offering (the “Primary Offering”) of an aggregate of 11,319,643 shares (the “Company Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a public offering price of $2.00 per share (the “Offering Price”); (ii) a public secondary offering by the O/D Selling Stockholders (the “O/D Secondary Offering”) of an aggregate of 684,600 shares (the ”O/D Secondary Shares”) at the Offering Price; and (iii) a public secondary offering by the Investcorp Selling Stockholders (the “Investcorp Secondary Offering”) of an aggregate of 495,757 shares (the “Investcorp Secondary Shares,” and collectively with the Company Shares and the O/D Secondary Shares, the “Shares”) of Common Stock at the Offering Price. The Shares are accompanied by the associated rights (the “Rights”; the Rights together with the Shares, the “Securities”) to purchase shares of Series A Junior Preferred Stock, par value $0.001 per share, of the Company created by the Rights Agreement, dated December 16, 2011, between the Company and the American Stock Transfer & Trust Company, LLC, as Rights Agent, as amended by the Amended and Restated Rights Agreement, dated December 16, 2014 (collectively, the “Rights Agreement”). Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30 day option to purchase up to an additional 1,875,000 shares of Common Stock to cover overallotments, if any (the “Overallotment Option”). The net proceeds to the Company from the sale of the Company Shares are expected to be approximately $21.3 million, after deducting underwriting discounts, assuming no exercise by the Underwriter of the Overallotment Option, and the net proceeds to the Selling Stockholders from the sale of the O/D Secondary Shares and Investcorp Secondary Shares are expected to be approximately $2.3 million. The Offering is expected to close on or about June 15, 2016, subject to the satisfaction of customary closing conditions.

The Primary Offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-208170) (the “S-3 Registration Statement”) previously filed with the Securities and Exchange Commission (the “SEC”) on November 23, 2015 and declared effective by the SEC on December 9, 2015 and a preliminary and final prospectus supplement thereunder filed with the SEC (the “Prospectus Supplement”) on June 9, 2016 and June 10, 2016, respectively.

The O/D Secondary Offering was made pursuant to the Company’s effective registration statements on (i) Form S-8 (Registration Statement No. 333-194658) (the “2014 S-8 Registration Statement”) previously filed with SEC on March 18, 2014, as amended by that Post-Effective Amendment No. 1 filed with the SEC on August 20, 2015 and that Post-Effective Amendment No. 2 filed with the SEC on June 9, 2016 and (ii) Form S-8 (Registration Statement No. 333-202828) (the “2015 S-8 Registration Statement” and collectively with the 2014 S ‑8 Registration Statement, the “S-8 Registration Statements”) previously filed with SEC on March 17, 2015, as amended by that Post-Effective Amendment No. 1 filed with the SEC on June 9, 2016, and a preliminary and final prospectus supplement thereunder filed with the SEC on June 9, 2016 and June 10, 2016, respectively.

The Investcorp Secondary Offering was made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-210779) (collectively with the S-3 Registration Statement and the S‑8 Registration Statements, the “Registration Statements”) previously filed with the SEC on April 15, 2016 and declared effective by the SEC on June 3, 2016, and a preliminary and final prospectus supplement thereunder filed with the SEC on June 9, 2016 and June 10, 2016, respectively.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and by the Selling Stockholders, customary conditions to closing, indemnification obligations of the Company, the Selling Stockholders and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Pursuant to the Underwriting Agreement, directors and executive officers of the Company entered into agreements in substantially the form included as an exhibit to the Underwriting Agreement providing for a 90-day “lock-up” period following the date of the final prospectus supplement with respect to sales of specified securities, subject to certain exceptions including the O/D Secondary Offering.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this report and is incorporated by reference herein. The foregoing description of the terms of the Underwriting Agreement is only a summary of the material terms of the Underwriting Agreement, does not purport to be complete and is qualified in its entirety by reference to such exhibit.

In connection with the offering and sale of the common stock, the following exhibits are being filed with this Current Report on Form 8-K to be incorporated by reference into the Registration Statements: (1) the Underwriting Agreement (Exhibit 1.1); (2) the opinion of Crowell & Moring LLP as to the validity of the sale and issuance of the Securities in the Primary Offering (Exhibit 5.1); (3) the opinion of Crowell & Moring LLP as to the validity of the sale and issuance of the Securities in the Investcorp Secondary Offering (Exhibit 5.2); (3) the opinion of Crowell & Moring LLP as to the validity of the sale and issuance of the Securities in the O/D Secondary Offering registered under the 2014 S-8 Registration Statement (Exhibit 5.3); (4) the opinion of Crowell & Moring LLP as to the validity of the sale and issuance of the Securities in the O/D Secondary Offering registered under the 2015 S‑8 Registration Statement (Exhibit 5.4) and (5) the consent of Crowell & Moring LLP (Exhibit 23.1).

Item 8.01	Other Events.

On June 10, 2016, the Company issued a press release announcing the pricing terms of its proposed offering of common stock. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 1.1
Underwriting Agreement, by and between GigOptix, Inc., Avi Katz, Andrea Betti-Berutto, Raluca Dinu, Darren Ma, Joseph J. Lazzara John Mikulsky, Neil J. Miotto, Frank Schneider, Kimberly D.C. Trapp, Investcorp Technology Ventures II, L.P. (Delaware), Investcorp Technology Ventures II, L.P. (Cayman), ITV II (II), L.P., Cowen and Company, LLC, Raymond James & Associates, Inc. and Needham & Company, LLC, dated June 10, 2016.

Exhibit 5.1	Opinion of Crowell & Moring LLP for the Primary Offering.

Exhibit 5.2	Opinion of Crowell & Moring LLP for the Investcorp Secondary Offering.

Exhibit 5.3	Opinion of Crowell & Moring LLP for the O/D Secondary Offering for the 2014 S-8 Registration Statement.

Exhibit 5.4	Opinion of Crowell & Moring LLP for the O/D Secondary Offering for the 2015 S-8 Registration Statement.

Exhibit 23.1	Consent of Crowell & Moring LLP (included in Exhibit 5.1, 5.2, 5.3, and 5.4 hereto).

Exhibit 99.1	Press Release of GigPeak, Inc. June 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGOPTIX, INC.

By:	/s/ Dr. Avi Katz
Name:	Dr. Avi Katz
Title:	Chief Executive Officer

Date: June 10, 2016

EXHIBIT INDEX

Exhibit Number	Description
1.1
Underwriting Agreement, by and between GigOptix, Inc., Avi Katz, Andrea Betti-Berutto, Raluca Dinu, Darren Ma, Joseph J. Lazzara John Mikulsky, Neil J. Miotto, Frank Schneider, Kimberly D.C. Trapp, Investcorp Technology Ventures II, L.P. (Delaware), Investcorp Technology Ventures II, L.P. (Cayman), ITV II (II), L.P., Cowen and Company, LLC, Raymond James & Associates, Inc. and Needham & Company, LLC, dated June 10, 2016.

5.1	Opinion of Crowell & Moring LLP for the Primary Offering.

5.2	Opinion of Crowell & Moring LLP for the Investcorp Secondary Offering.

5.3	Opinion of Crowell & Moring LLP for the O/D Secondary Offering for the 2014 S-8 Registration Statement.

5.4	Opinion of Crowell & Moring LLP for the O/D Secondary Offering for the 2015 S-8 Registration Statement.

23.1	Consent of Crowell & Moring LLP (included in Exhibit 5.1, 5.2, 5.3, and 5.4 hereto).

99.1	Press Release of GigPeak, Inc. June 10, 2016.